Income Taxes and Accounting for Uncertainty in Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes and Accounting for Uncertainty in Income Taxes
Income Taxes and Accounting for Uncertainty in Income Taxes

8.Income Taxes and Accounting for Uncertainty in Income Taxes

Income Taxes

DISH DBS and its domestic subsidiaries join with DISH Network in filing U.S. consolidated federal income tax returns and, in some states, combined or consolidated returns.  The federal and state income tax provisions or benefits recorded by DISH DBS are generally those that would have been recorded if DISH DBS and its domestic subsidiaries had filed returns as a consolidated group independent of DISH Network.  Cash is due and paid to DISH Network based on amounts that would be payable based on DISH DBS consolidated or combined group filings.  Amounts are receivable from DISH Network on a basis similar to when they would be receivable from the IRS or other state taxing authorities.  The amounts paid to DISH Network during the years ended December 31, 2015, 2014 and 2013 were $558 million, $279 million and $433 million, respectively.

Our income tax policy is to record the estimated future tax effects of temporary differences between the tax bases of assets and liabilities and amounts reported on our Consolidated Balance Sheets, as well as probable operating loss, tax credit and other carryforwards.  Deferred tax assets are offset by valuation allowances when we believe it is more likely than not that net deferred tax assets will not be realized.  We periodically evaluate our need for a valuation allowance.  Determining necessary valuation allowances requires us to make assessments about historical financial information as well as the timing of future events, including the probability of expected future taxable income and available tax planning opportunities.

As of December 31, 2015, we had no net operating loss carryforwards (“NOLs”) for federal income tax purposes and $1 million of NOL benefit for state income tax purposes.  The state NOLs begin to expire in the year 2017.  In addition, there are $15 million of tax benefits related to credit carryforwards which are partially offset by a valuation allowance.  The state credit carryforwards began to expire in the year 2015.

The components of the (benefit from) provision for income taxes were as follows:

	For the Years Ended December 31,
	2015	2014	2013
	(In thousands)
Current (benefit) provision:
Federal	$525,224	$342,417	$361,662
State	34,754	(26,163)	13,272
Foreign	(3,517)	6,990	13,316
Total current (benefit) provision	556,461	323,244	388,250

Deferred (benefit) provision:
Federal	(117,608)	78,420	65,955
State	10,192	14,011	5,450
Increase (decrease) in valuation allowance	(1,405)	(4,844)	—
Total deferred (benefit) provision	(108,821)	87,587	71,405
Total (benefit) provision	$447,640	$410,831	$459,655

Our $1.211 billion of “Income (loss) before income taxes” on our Consolidated Statements of Operations and Comprehensive Income (Loss) included income of $3 million related to our foreign operations.

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal tax rate:

	For the Years Ended December 31,
	2015	2014	2013
	% of pre-tax income/(loss)
Statutory rate	35.0	35.0	35.0
State income taxes, net of federal benefit	3.3	2.0	1.0
Reversal of uncertain tax positions	(0.9)	(3.5)	—
Other, net	(0.4)	—	(0.2)
Total (benefit) provision for income taxes	37.0	33.5	35.8

Deferred taxes arise because of the differences in the book and tax bases of certain assets and liabilities.  Significant components of deferred tax assets and liabilities were as follows:

	As of December 31,
	2015	2014
	(In thousands)
Deferred tax assets:
NOL, credit and other carryforwards	$12,193	$18,799
Accrued expenses	36,774	40,461
Stock-based compensation	15,708	21,193
Deferred revenue	27,840	31,853
Total deferred tax assets	92,515	112,306
Valuation allowance	(3,810)	(5,214)
Deferred tax asset after valuation allowance	88,705	107,092

Deferred tax liabilities:
Depreciation	(806,105)	(941,262)
FCC authorizations and other intangible amortization	(217,827)	(214,067)
Unrealized gains on available for sale investments	(7,240)	16,210
Bases difference in partnerships and cost method investments (1)	(118,977)	(125,638)
Other liabilities	(27,572)	(30,734)
Total deferred tax liabilities	(1,177,721)	(1,295,491)
Net deferred tax asset (liability)	$(1,089,016)	$(1,188,399)

(1)	Included in this line item are deferred taxes related to our cost method investments, including our cost method investments in the Tracking Stock.

During November 2015, the FASB issued ASU 2015-17, “Balance Sheet Classification of Deferred Taxes,” which simplifies the presentation of deferred income taxes.  This standard requires that current deferred tax assets and liabilities be classified as noncurrent in a statement of financial position.  We early adopted ASU 2015-17 effective December 31, 2015 on a retrospective basis, which resulted in a reclassification of our net current deferred tax asset to the net noncurrent deferred tax liabilities in our Consolidated Balance Sheets.  Prior period amounts have been reclassified to conform to the current period presentation.

Accounting for Uncertainty in Income Taxes

In addition to filing federal income tax returns, we and one or more of our subsidiaries file income tax returns in all states that impose an income tax and a small number of foreign jurisdictions where we have immaterial operations.  We are subject to U.S. federal, state and local income tax examinations by tax authorities for the years beginning in 2002 due to the carryover of previously incurred NOLs.  We are currently under a federal income tax examination for fiscal years 2008 through 2012.

A reconciliation of the beginning and ending amount of unrecognized tax benefits included in “Long-term deferred revenue, distribution and carriage payments and other long-term liabilities” on our Consolidated Balance Sheets was as follows:

	For the Years Ended December 31,
Unrecognized tax benefit	2015	2014	2013
	(In thousands)
Balance as of beginning of period	$207,675	$145,884	$185,669
Additions based on tax positions related to the current year	12,502	69,643	9,533
Additions based on tax positions related to prior years	14,593	58,963	66,307
Reductions based on tax positions related to prior years	(24,905)	(16,379)	—
Reductions based on tax positions related to settlements with taxing authorities	(2,648)	(42,023)	(103,311)
Reductions based on tax positions related to the lapse of the statute of limitations	(4,817)	(8,413)	(12,314)
Balance as of end of period	$202,400	$207,675	$145,884

We have $181 million in unrecognized tax benefits that, if recognized, could favorably affect our effective tax rate.  We do not expect any portion of this amount to be paid or settled within the next twelve months.

Accrued interest and penalties on uncertain tax positions are recorded as a component of “Interest expense, net of amounts capitalized” and “Other, net,” respectively, on our Consolidated Statements of Operations and Comprehensive Income (Loss).  During the year ended December 31, 2015, we recorded $3 million in net interest and penalty expense to earnings.  During the year ended December 31, 2014, we recorded a credit of $3 million in net interest and penalty expense to earnings.  During the year ended December 31, 2013, we recorded $8 million in net interest and penalty expense to earnings.  Accrued interest and penalties were $14 million and $10 million at December 31, 2015 and 2014, respectively.  The above table excludes these amounts.